Exhibit 99.1

Update on Avnet’s Quarterly Guidance

PHOENIX – March 6, 2020 – Due to the disruptions from the outbreak of the coronavirus, COVID-19, Avnet, Inc. (Nasdaq: AVT) today announced that the Company does not expect to meet its fiscal third quarter 2020 guidance provided on January 23, 2020.

Avnet is continuing to assess the extent of the virus’s impact on its Asia business, while also diligently monitoring how COVID-19 is affecting Avnet’s operations in other geographies.

Importantly, Avnet is ensuring that its employees around the world are safe, are informed on all matters related to COVID-19, and are equipped with the necessary resources. The company is similarly concerned for the well-being of its customers, suppliers, partners, and the communities in which it operates, and it is committed to taking precautionary measures recommended by global health authorities.

“Like companies across many industries, we are working to respond appropriately to the business impacts of the COVID-19 outbreak,” said Avnet CEO Bill Amelio. “We are committed to taking all necessary steps to protect our employees, their families, and all of our other stakeholders during this time. We believe this disruption to Avnet’s business is temporary, and at times like these, we are reassured by the resilience of our global employee base, the strength of our balance sheet, and the value of our end-to-end ecosystem. We are also encouraged by Avnet’s ability to navigate market turmoil throughout our 99 years of operation.”

Avnet will provide further information about its performance, including the impact of COVID-19, during its next earnings call, which will be held in late April 2020.

Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management’s current expectations and are subject to uncertainty and changes in facts and circumstances. The forward-looking statements herein include statements addressing future financial and operating results of Avnet and may include words such as “will,” “anticipate,” “intend,” “estimate,” “forecast,” “expect,” “feel,” “believe,” “should,” and other words and terms of similar meaning in connection with any discussions of future operating or financial performance, business prospects or market conditions. Actual results may differ materially from the expectations contained in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: Avnet’s ability to retain and grow market share and to generate additional cash flow, risks associated with any acquisition activities and the successful integration of acquired companies, implementing and maintaining IT systems, supplier losses and changes to supplier programs, an industry down-cycle in electronic components including semiconductors, declines in sales, changes in business conditions and the economy in general, disruptions to the business resulting from pandemics or epidemics (such as the coronavirus), changes in market demand and pricing pressures, any material changes in the allocation of product or price discounts by suppliers, and other competitive and/or regulatory factors affecting the businesses of Avnet generally.

More detailed information about these and other factors is set forth in Avnet’s filings with the Securities and Exchange Commission, including Avnet’s reports on Form 10-K, Form 10-Q and Form 8-K. Except as required by law, Avnet is under no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

About Avnet

Avnet is a global technology solutions provider with an extensive ecosystem delivering design, product, marketing and supply chain expertise for customers at every stage of the product lifecycle. We transform ideas into intelligent solutions, reducing the time, cost and complexities of bringing products to market. For nearly a century, Avnet has helped its customers and suppliers around the world realize the transformative possibilities of technology. Learn more about Avnet at www.avnet.com. (AVT_IR)

Investor Relations Contacts

Joe Burke, 480-643-7431

Joseph.Burke@avnet.com

Kensey Biggs, 480-643-7053

kcb@abmac.com

Media Relations Contact

Jeanne Forbis, 480-643-7499

jeanne.forbis@avnet.com